                                                                   EXHIBIT 10.20

EDUCATION MANAGEMENT CORPORATION


ROBERT B. KNUTSON
President


                                                               November 21, 1984

Stabile & Associates
c/o Realty Growth Corporation
The Roosevelt Building
Sixth and Penn Avenues
Pittsburgh, PA  15222

Gentlemen:

   Re:  Jackman Building Lease Dated September 1, 1978
        -- Exercise of Renewal Options

     Education Management Corporation hereby exercises both renewal options provided for it as Tenant under Paragraph 5 of the "AGREEMENT AND LEASE (Jackman Building)" entered into by our Corporation with Stabile & Associates, a Pennsylvania limited partnership as of September 1, 1978. The effects of these actions are to extend the term of the lease for two additional periods of five
(5) years each, through August 31, 2000 A.D.

     Please acknowledge the receipt of this notice in the space provided below on the enclosed extra copy and return it to me by mail. Thank you for your cooperation.

                                              Sincerely,
                                              EDUCATION MANAGEMENT CORPORATION


                                              By
                                                 -----------------------------
                                                 Robert B. Knutson, President


                                Acknowledgement


     Stabile & Associates, a Pennsylvania limited partnership, acknowledges the receipt of this notice letter on December ___, 1984.

                                              STABILE & ASSOCIATES

                                              By
                                                 -----------------------------